Semiannual Report

New York Tax-Free Funds

August 31, 2000

T. Rowe Price


REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

New York Tax-Free Funds

o Favorable supply-and-demand conditions helped municipal bonds post strong returns for the six months ended August 31.

o The bond fund provided excellent results that exceeded its peer group averages, while the money fund also generated good relative returns.

o The credit ratings of both New York State and City securities were upgraded during the period.

o Municipal bonds were undervalued at the start of the year but made up much lost ground versus taxable counterparts. We remain optimistic about financial conditions within the state.

UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.


Fellow Shareholders

Municipal bonds turned in a strong performance for the six months ended August 31, largely due to favorable supply-and-demand factors in the market. Investors were encouraged by aggressive action taken by the Federal Reserve in its effort to curb above-average economic growth and stem inflation. As a result, the bond fund provided excellent returns for the 6- and 12-month periods, while the money fund generated good results relative to its peers.


MARKET ENVIRONMENT

New York Yield Indexes
--------------------------------------------------------------------------------

                  New York         New York
                  Bond Index       Money Index

8/31/99           5.85             3.15
                  6.04             3.70
                  6.17             3.35
11/99             6.10             3.60
                  6.27             5.35
                  6.30             2.75
2/00              6.11             3.65
                  5.84             3.70
                  6.01             5.25
5/00              6.01             3.90
                  5.89             4.55
                  5.76             4.05

     Fixed-income markets in 2000 have been largely influenced by the Federal Reserve's tightening program, heightened volatility in the equity market, and the government's buyback of U.S. Treasury bonds. Fed activity, which includes federal funds rate increases totaling 75 basis points during the past six months, finally seems to be exerting some weight on the resilient U.S. economy. (One hundred basis points equal one percent.) The Fed's expressed determination to slow economic growth and engineer a soft landing has injected a note of sobriety into equity markets.

     Municipal bond prices rose and yields declined during the period, aided by outsized demand for tax-exempt securities. The supply of new issues, down 20% through August versus the same period last year, has been capped by higher borrowing costs than last year and lower borrowing needs of state and local governments. Demand, particularly from buyers of individual bonds, has been quite strong as attractive taxable-equivalent yields have enticed both fixed-income investors and others seeking to rebalance their portfolios with bonds. Money market yields moved somewhat higher due to the Federal Reserve's activity.

     New York continues to show solid and sustained economic growth, which has improved the state's financial condition. Unlike the 1980s and 1990s with their annual deficits, the state ended fiscal 1999-2000 with a substantial surplus of $2.2 billion in the general fund. Since our last report, the state enacted a debt reform measure seeking to cap debt at affordable levels. In light of these trends, Moody's Investors Service upgraded state securities in July and New York City securities a month later.


NEW YORK TAX-FREE MONEY FUND

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 8/31/00                                  6 Months    12 Months
--------------------------------------------------------------------------------

New York Tax-Free
Money Fund                                                 1.75%        3.26%

Lipper New York Tax-Exempt
Money Market Funds Average                                 1.75         3.22

     The fund's return for the past six months was 1.75%, the same as the peer group average. For the 12 months ended August 31, the fund performed slightly better at 3.26% versus 3.22% for the Lipper average for similar funds.

     During the past six months, the Federal Reserve raised short-term interest rates two more times for a total of 75 basis points. Rates have been hiked six times in all since June 1999 in a series of tightening moves that have lifted the key fed funds rate 175 basis points to 6.50%. Since February 29, short-term tax-exempt rates reacted less to the Fed's actions than would be expected, rising 20 basis points to 4.25% for six-month securities and only 10 basis points to 4.30% for one-year rates. Evidence of higher short-term rates was more readily seen in the tax-exempt variable rate sector, where yields over the past six months averaged 4.18%, about 70 basis points more than their average over the previous six-month period.

     The larger move in the variable rate market, comprising one- and seven-day maturities, relative to 6- and 12-month maturities resulted in a flatter short-term yield curve. On August 31, a one-day investment in the tax-exempt market yielded the same as a one-year investment. The average variable rate security over the past six months yielded 4.18% compared with an average of 4.39% for a one-year security. Indeed, to the investor there was not much of a sacrifice in yield associated with highly liquid cash investments.

     Short-term New York notes offered yields from five to 10 basis points lower than national securities during the period, making them quite attractive on a taxable equivalent basis. (One hundred basis points equal one percent.) Asset growth in New York tax-exempt funds of almost 20% in the past year outpaced that of the overall market. The state has enjoyed continued economic growth and has ended its fiscal year with a substantial surplus.

     The fund closed the period with a weighted average maturity (WAM) of 51 days, only three days longer than at the end of February. We began the six-month period 12 days longer than the peer group average, but by August 31 our competitors had lengthened their portfolios to only a day shorter than the fund's WAM.

NEW YORK TAX-FREE BOND FUND

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 8/31/00                                  6 Months    12 Months
--------------------------------------------------------------------------------

New York Tax-Free
Bond Fund                                                  7.22%        6.55%

Lipper New York Municipal
Debt Funds Average                                         6.63         5.29

     Your fund's returns for the 6- and 12-month periods were 7.22% and 6.55%, respectively, well ahead of the Lipper peer group average. Six-month dividends per share were up a penny to $0.27 cents from last February, but the bulk of the returns came primarily from price appreciation as the fund's net asset value rose from $10.20 to $10.66 per share over the past six months.

     The fund's relatively strong performance can be attributed to its slightly longer duration than the peer group average. (Duration is a measure of interest rate volatility. For example, a fund with a duration of eight years can be expected to rise or fall about 8% in price in response to a one-percentage-point fall or rise in interest rates.) We moved the duration slightly longer during the early summer as it became evident that municipal supply would remain low at least until the fall. Performance was further enhanced by the fund's emphasis on a barbell structure, which means holdings were concentrated in both short- and long-term bonds. Securities with maturities of 20 years and longer appreciated most in value. Additionally, our low cash reserves and strategy of remaining fully invested proved beneficial as well.

     Weighted average quality remained unchanged at AA-. Our largest holding, NYC Water Authority bonds representing about 8% of assets, was upgraded to Aa3/AA from A1/A by both Moody's and Standard & Poor's. Higher-quality bonds continued to outperform as their yield differences with lower-quality securities widened in many instances. We bought Nassau County general obligation bonds rated BBB-, since there are encouraging signs of a possible turnaround in the county's financial outlook. Nassau's political leaders have agreed to let a state oversight committee monitor the county's progress in improving its finances so that they reflect the county's standing as one of the nation's wealthiest.

     Regarding sector diversification, we increased our exposure in three major sectors: educational revenue, nuclear revenue, and life care/nursing home revenue bonds. We added certain attractive credits within these sectors to diversify and lighten our exposure to dedicated tax revenue securities. In our last report, we mentioned that we reduced our exposure to hospital holdings because of concerns within the industry. We still believe that the negative effects of health care reform could have a lag effect in New York relative to the national health care market, and we kept a lower exposure to that sector.


OUTLOOK

     While higher oil prices have not yet caused significant deterioration in the inflation outlook, they are acting like a tax on consumer activity. Slower consumer demand growth and the resultant need of manufacturers to reduce the pace of inventory accumulation will continue to restrain production and hiring. Energy price pressures may persist, but other costs should continue to ease as production growth moderates. As a result, it appears increasingly likely that the Fed's tightening cycle may have ended for the foreseeable future.

     We began the year believing that the municipal market was substantially undervalued after a particularly weak period in late 1999. Municipal bonds have recovered much ground in 2000, and we expect the current mix of low supply and strong demand to continue. The economic backdrop favors stable to improving municipal bond prices barring a change in the outlook for inflation.

     We remain optimistic about New York State's economic outlook but will continue to monitor debt levels. Both New York State and New York City still face projected budget deficits. In addition, due to the state's high dependence on the financial services industry, the risk of stock or bond market weakness would affect New York's coffers more than other states.

     Respectfully submitted,

     Patrice L. Berchtenbreiter
     Chairman of the Investment Advisory Committee
     New York Tax-Free Money Fund

     Konstantine B. Mallas
     Chairman of the Investment Advisory Committee
     New York Tax-Free Bond Fund

     September 22, 2000


T. Rowe Price New York Tax-Free Funds
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Portfolio Highlights
--------------------------------------------------------------------------------

KEY STATISTICS

                                                        2/29/00      8/31/00

New York Tax-Free Money Fund
--------------------------------------------------------------------------------

Price Per Share                                      $     1.00   $     1.00

Dividends Per Share

  For 6 months                                             0.015        0.017

  For 12 months                                            0.028        0.032

Dividend Yield (7-Day Compound) *                          3.31%        3.65%

Weighted Average Maturity (days)                             48           51

Weighted Average Quality**                           First Tier   First Tier

New York Tax-Free Bond Fund

Price Per Share                                      $    10.20   $    10.66

Dividends Per Share

  For 6 months                                             0.26         0.27

  For 12 months                                            0.52         0.53

Dividend Yield *

  For 6 months                                             5.21%        5.04%

  For 12 months                                            5.24         5.08

30-Day Standardized Yield                                  5.25         4.89

Weighted Average Maturity (years)                          17.8         17.7

Weighted Average Effective Duration (years)                 9.2          8.1

Weighted Average Quality ***                                AA-          AA-

* Dividends earned and reinvested for the periods indicated are annualized and divided by the fund's net asset value at the end of the period.
** All securities purchased in the money fund are rated in the two highest categories as established by the national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.
***  Based on T. Rowe Price research.


T. Rowe Price New York Tax-Free Funds
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Portfolio Highlights
--------------------------------------------------------------------------------

SECTOR DIVERSIFICATION

                                                     Percent of   Percent of
                                                     Net Assets   Net Assets
                                                        2/29/00      8/31/00

New York Tax-Free Money Fund
--------------------------------------------------------------------------------

Housing Finance Revenue                                      14%          15%

Water and Sewer Revenue                                      12           12

Prerefunded Bonds                                            18           10

General Obligation - Local                                    9            9

Nuclear Revenue                                               7            9

Educational Revenue                                           2            7

Ground Transportation Revenue                                 4            7

Dedicated Tax Revenue                                        13            6

Miscellaneous Revenue                                         9            6

General Obligation - State                                    3            6

Electric Revenue                                              3            4

Industrial and Pollution Control Revenue                      2            3

Hospital Revenue                                              4            2

All Other                                                     1            1

Other Assets Less Liabilities                                -1            3
--------------------------------------------------------------------------------

Total                                                       100%         100%


New York Tax-Free Bond Fund
--------------------------------------------------------------------------------

Dedicated Tax Revenue                                        19%          15%

Lease Revenue                                                15           14

Educational Revenue                                           7           10

Housing Finance Revenue                                       8            9

General Obligation - Local                                    8            8

Water and Sewer Revenue                                       9            8

Air and Sea Transportation Revenue                            7            7

Hospital Revenue                                              6            5

Prerefunded Bonds                                             5            5

Nuclear Revenue                                               1            4

Ground Transportation Revenue                                 4            4

Miscellaneous Revenue                                         3            3

Life Care/Nursing Home Revenue                                1            2

Industrial and Pollution Control Revenue                      2            2

All Other                                                     4            3

Other Assets Less Liabilities                                 1            1
--------------------------------------------------------------------------------

Total                                                       100%         100%


T. Rowe Price New York Tax-Free Funds
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Performance Comparison

     These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

     NEW YORK TAX-FREE MONEY FUND
     ---------------------------------------------------------------------------

                  Lipper New York                    New York
                  Tax-Exempt Money                   Tax-Free
                  Market Funds Average               Money Fund

8/90              10.000                             10.000
8/91              10.436                             10.420
8/92              10.744                             10.723
8/93              10.948                             10.931
8/94              11.156                             11.145
8/95              11.502                             11.497
8/96              11.843                             11.843
8/97              12.195                             12.203
8/98              12.557                             12.573
8/99              12.875                             12.902
8/00              13.283                             13.322


     NEW YORK TAX-FREE BOND FUND
     ---------------------------------------------------------------------------

            Lehman Municipal     Lipper New York           New York
            Bond Index           Municipal Debt            Tax-Free
            Funds Average        Funds Average             Bond Fund

8/90        10.000               10.000                    10.000
8/91        11.179               11.157                    11.108
8/92        12.427               12.539                    12.497
8/93        13.944               14.176                    14.160
8/94        13.963               13.981                    14.081
8/95        15.201               14.886                    15.163
8/96        15.997               15.563                    15.999
8/97        17.476               16.985                    17.434
8/98        18.988               18.447                    19.055
8/99        19.083               18.164                    18.747
8/00        20.375               19.176                    19.976


Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

     Periods Ended 8/31/00          1 Year   3 Years   5 Years    10 Years
     ---------------------------------------------------------------------------

     New York Tax-Free Money Fund    3.26%     2.97%     2.99%       2.91%

     New York Tax-Free Bond Fund     6.55      4.64      5.67        7.16

     Investment return represents past performance and will vary. Shares of the bond fund may be worth more or less at redemption than at original purchase, as their principal value will fluctuate. Investments in the Money Fund are not insured or guaranteed by the FDIC or any other government agency. Although it seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.


T. Rowe Price New York Tax-Free Money Fund
--------------------------------------------------------------------------------
Unaudited

Financial Highlights             For a share outstanding throughout each period
--------------------------------------------------------------------------------

                     6 Months      Year
                        Ended     Ended
                      8/31/00   2/29/00   2/28/99   2/28/98   2/28/97  2/29/96

NET ASSET VALUE
Beginning of period  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000  $ 1.000

Investment activities
 Net investment
 income (loss)          0.017*    0.028*    0.028*    0.031*    0.029*   0.032*

Distributions
 Net investment
 income                (0.017)   (0.028)   (0.028)   (0.031)   (0.029)  (0.032)

NET ASSET VALUE
End of period        $  1.000  $  1.000  $  1.000  $  1.000  $  1.000  $ 1.000
                     ----------------------------------------------------------

Ratios/Supplemental Data

Total return(diamond)   1.75%*    2.79%*    2.81%*    3.11%*    2.91%*   3.26%*

Ratio of total
Expenses to average
net assets              0.55%!*   0.55%*    0.55%*    0.55%*    0.55%*   0.55%*

Ratio of net investment
income (loss) to average
net assets              3.45%!*   2.76%*    2.77%*    3.07%*    2.86%*   3.21%*

Net assets,
end of period
(in thousands)       $114,616  $114,524  $106,119  $ 95,333  $ 82,729  $71,040

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
        * Excludes expenses in excess of a 0.55% voluntary expense limitation in effect through 2/28/01.
        ! Annualized

The accompanying notes are an integral part of these financial statements.


T. Rowe Price New York Tax-Free Bond Fund
--------------------------------------------------------------------------------
Unaudited

Financial Highlights             For a share outstanding throughout each period
--------------------------------------------------------------------------------

                     6 Months      Year
                        Ended     Ended
                      8/31/00   2/29/00   2/28/99   2/28/98   2/28/97  2/29/96

NET ASSET VALUE
Beginning of period  $  10.20  $  11.23  $  11.26  $  10.80  $  10.85  $  10.37

Investment activities
 Net investment
 income (loss)           0.27      0.52      0.53      0.57      0.57*     0.58*
 Net realized and
 unrealized gain (loss)  0.46     (1.02)     0.13      0.46     (0.05)     0.48

 Total from
 investment
 activities              0.73     (0.50)     0.66      1.03      0.52      1.06

Distributions
 Net investment
 income                 (0.27)    (0.52)    (0.53)    (0.57)    (0.57)    (0.58)

 Net realized gain       --       (0.01)    (0.16)     --        --        --

 Total distributions    (0.27)    (0.53)    (0.69)    (0.57)    (0.57)    (0.58)

NET ASSET VALUE
End of period        $  10.66  $  10.20  $  11.23  $  11.26  $  10.80  $  10.85
                     ----------------------------------------------------------

Ratios/Supplemental Data

Total return(diamond)   7.22%    (4.47)%    6.08%     9.75%     5.02%*   10.44%*

Ratio of total
expenses to
average net assets      0.56%!    0.58%     0.59%     0.61%     0.65%*    0.65%*

Ratio of net
Investment income
(loss) to average
net assets              5.11%!    4.94%     4.77%     5.16%     5.35%*    5.42%*

Portfolio
turnover rate           35.8%!    77.5%     55.4%     55.0%     96.9%    116.0%

Net assets,
end of period
(in thousands)       $191,925  $180,243  $216,010  $177,393  $144,532  $134,933

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
       * Excludes expenses in excess of a 0.65% voluntary expense limitation in effect through 2/28/97.
       !  Annualized

The accompanying notes are an integral part of these financial statements.


T. Rowe Price New York Tax-Free Money Fund
--------------------------------------------------------------------------------
Unaudited                                                    August 31, 2000

Statement of Net Assets                                     Par        Value
--------------------------------------------------------------------------------
                                                              In thousands

NEW YORK  97.4%

Brentwood Union Free School Dist., GO, TAN
  5.00%, 6/29/01                                     $    1,000   $    1,005

Dormitory Auth. of the State of New York
  Mount Sinai  School, TECP, 4.10%, 9/7/00                3,600        3,600

  Cornell Univ., VRDN (Currently 4.10%)                   4,500        4,500

  Memorial Sloan Kettering Cancer Center
  VRDN (Currently 4.00%)                                  1,900        1,900

  Metropolitan Museum of Art
  VRDN (Currently 4.00%)                                  1,775        1,775

  Oxford Univ. Press, VRDN (Currently 4.20%)              1,810        1,810

Erie County Water Auth.
  VRDN (Currently 4.10%)
  (AMBAC Insured)                                         2,650        2,650

Great Neck Water Auth.
  VRDN (Currently 4.25%)
  (FGIC Insured)                                          1,285        1,285

Half Hollow Central School Dist., GO,
  TAN, 4.80%, 6/29/01                                     1,000        1,004

Long Island Power Auth., Electric System
  VRDN (Currently 4.15%)                                  3,000        3,000

  VRDN (Currently 4.30%) 4.30%, 9/1/00                    2,000        2,000

Metropolitan Transportation Auth.
  TECP, 4.05%, 11/15/00                                   1,500        1,500

  Dedicated Tax, 4.375%, 4/1/01
  (MBIA Insured)                                          1,000        1,001

Municipal Assistance, VRDN
  (Currently 4.24%)                                       2,300        2,300

Nassau County, GO, RAN,
  6.00%, 3/20/01                                          2,000        2,016

New York City, GO
  VRDN (Currently 4.35%)                                  5,300        5,300

New York City Housing Dev.
  Brittany Dev., VRDN (Currently 4.10%)
  (FNMA Guaranteed) *                                     3,500        3,500

  Carnegie Park, VRDN (Currently 4.10%)
  (FNMA Guaranteed)                                       1,600        1,600

  Tribeca Tower, VRDN (Currently 4.10%)
  (FNMA Guaranteed) *                                     3,600        3,600

New York City IDA, American Civil Liberties Fac.
  VRDN (Currently 4.00%)                                    862          862

New York City Municipal Water Fin. Auth.
  Water & Sewer System
  VRDN (Currently 4.30%) (FGIC Insured)              $    5,000   $    5,000

New York City Trust Cultural Resources
  American Museum of National History
  4.50%, 7/1/01 (AMBAC Insured)                           2,300        2,300

New York Local Gov't. Assistance
  7.00%, 4/1/04 (Prerefunded 4/1/01!)                        50           51

  7.00%, 4/1/21 (Prerefunded 4/1/01!)                        50           52

  7.25%, 4/1/18
  (MBIA Insured) (Prerefunded 4/1/01!)                      160          165

New York Medical Care Fac.
  Mental Health Services Fac.
  7.75%, 8/15/11 (Prerefunded 2/15/01!)                   1,795        1,857

New York State, GO
  3.90%, 10/5/00                                          2,000        2,000

  4.35%, 8/1/01                                           2,000        2,000

  4.40%, 2/8/01                                           2,600        2,600

New York State Energy Research and Dev. Auth.
  VRDN (Currently 4.10%) *                                4,000        4,000

  Orange and Rockland Utilities
  VRDN (Currently 4.10%) (FGIC Insured)                   4,600        4,600

New York State Environmental Fac.
  State Water Revolving Fund
  4.00%, 10/15/00                                         1,895        1,895

New York State Housing Fin. Agency
  VRDN (Currently 4.20%) *                                5,300        5,300

  8.00%, 11/1/08 (Prerefunded 11/1/00!)                   1,080        1,109

  Normandie Court II Multi-Family
  VRDN (Currently 4.10%) *                                2,000        2,000

  Service Contract
  7.80%, 9/15/10 (Prerefunded 9/15/00!)                      35           35

  West End Avenue Housing
  VRDN (Currently 4.30%) *                                1,200        1,200

New York State Local Gov't. Assistance,
  VRDN (Currently 4.05%)                                  3,000        3,000

New York State Power Auth.
  4.00%, 9/1/00                                      $    1,400   $    1,400

  5.75%, 1/1/01                                             120          120

  6.00%, 1/1/20 (AMBAC Insured)
  (Prerefunded 1/1/01!)                                   5,000        5,026

  6.50%, 1/1/20 (Escrowed to Maturity)                      310          312

  6.75%, 1/1/18 (Prerefunded 1/1/01!)                       365          375

  6.75%, 1/1/18 (MBIA Insured)
  (Prerefunded 1/1/01!)                                     110          113

New York State Thruway Auth.,
  TECP, 4.10%, 9/7/00                                     5,000        5,000

New York Urban Dev., State Fac.
  7.50%, 4/1/20 (Prerefunded 4/1/01!)                       365          379

Port Washington Union Free School Dist., GO, TAN
  5.00%, 6/28/01                                          1,000        1,005

St. Lawrence County IDA, ALCOA,
  VRDN (Currently 4.29%) *                                1,700        1,700

Suffolk County Water Auth., BAN,
  VRDN (Currently 4.20%)                                  3,000        3,000

Suffolk County IDA, Cold Spring Harbor Laboratory
  VRDN (Currently 4.20%)                                  1,500        1,500

Triborough Bridge & Tunnel Auth.
  VRDN (Currently 4.00%) (AMBAC Insured)                  3,000        3,000

  VRDN (Currently 4.24%) (FGIC Insured)                     550          550

  6.875%, 1/1/05 (Prerefunded 1/1/01!)                      750          771

  7.00%, 1/1/21 (Prerefunded 1/1/01!)                     1,350        1,382

Westchester County, GO
  4.50%, 11/15/00                                           150          150

  4.60%, 11/15/00                                           500          501

Total New York (Cost $111,656)                                       111,656

Total Investments in Securities

97.4% of Net Assets (Cost  $111,656)                              $  111,656

Other Assets Less Liabilities                                          2,960


NET ASSETS                                                        $  114,616
                                                                  ----------

Net Assets Consist of:

Accumulated net investment income -
net of distributions                                              $        3

Accumulated net realized gain/loss -
net of distributions                                                      (2)

Paid-in-capital applicable to 114,617,860
no par value shares of beneficial interest
outstanding; unlimited number of shares
authorized                                                           114,615


NET ASSETS                                                        $  114,616
                                                                  ----------

NET ASSET VALUE PER SHARE                                         $     1.00
                                                                  ----------

    *   Interest subject to alternative minimum tax
    !   Used in determining portfolio maturity
AMBAC   AMBAC Indemnity Corp.
  BAN   Bond Anticipation Note
 FGIC   Financial Guaranty Insurance Company
 FNMA   Federal National Mortgage Association
   GO   General Obligation
  IDA   Industrial Development Authority
 MBIA   Municipal Bond Investors Assurance Corp.
  RAN   Revenue Anticipation Note
  TAN   Tax Anticipation Note
 TECP   Tax-Exempt Commercial Paper
 VRDN   Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.


T. Rowe Price New York Tax-Free Bond Fund
--------------------------------------------------------------------------------
Unaudited         August 31, 2000

Statement of Net Assets                                     Par        Value
--------------------------------------------------------------------------------
                                                              In thousands

NEW YORK  97.5%

Albany County Airport Auth.
     5.50%, 12/15/19 (FSA Insured) *                 $      500   $      492

Allegany County IDA, GO
  Hougton College Civic Fac.
     5.00%, 1/15/11                                         520          501

     5.25%, 1/15/18                                         400          369

Dormitory Auth. of the State of New York
  City Univ., 5.75%, 7/1/11
  (AMBAC Insured)                                         2,000        2,159

  Columbia Univ.
     5.00%, 7/1/18                                        1,000          962

     5.00%, 7/1/22                                        2,500        2,354

  Dept. of Health, 5.50%, 7/1/25
  (MBIA Insured)                                          1,500        1,470

  Maimonides Medical Center
     5.75%, 8/1/35 (MBIA Insured)                         1,500        1,513

  Memorial Sloan Kettering Cancer Center,
  VRDN (Currently 4.15%)                                  1,800        1,800

  Mount Sinai Health, 6.50%, 7/1/25                       1,000        1,055

  New York Medical College
     5.25%, 7/1/12 (MBIA Insured)                         2,110        2,160

  Nyack Hosp., 6.00%, 7/1/06                              2,000        1,996

  Rockefeller Univ.
     5.00%, 7/1/28                                        2,000        1,854

     6.75%, 7/1/11 (Prerefunded 7/1/01!)                  1,365        1,419

  St. Johns Univ., 4.75%, 7/1/28
  (MBIA Insured)                                          2,500        2,178

  Univ. Educational Fac.
     5.25%, 5/15/15 (AMBAC Insured)                       2,000        2,016

     7.50%, 5/15/11                                       2,300        2,692

  Univ. of Rochester
  Zero Coupon, 7/1/15 (MBIA Insured)                      1,970        1,172

  Westchester County Court Fac.
     5.25%, 8/1/14                                        2,500        2,522

     5.25%, 8/1/15                                        2,000        2,004

     5.25%, 8/1/16                                        4,250        4,232

Dutchess County IDA, Bard College Civic Fac.,
     5.75%, 8/1/30                                        1,750        1,743

Essex County IDA, PCR, 5.70%, 7/1/16 *                    1,850        1,856

Huntington Housing Auth.,
  Gurwin Jewish Senior Residences
     6.00%, 5/1/39                                          750          606

Long Island Power Auth.
  Zero Coupon, 6/1/17 (FSA Insured)                  $    2,000   $      802

     5.25%, 12/1/26                                       1,000          932

     5.25%, 12/1/26 (AMBAC Insured)                       5,000        4,754

  Electric Systems, VRDN (Currently 4.10%)                1,900        1,900

Metropolitan Transportation Auth.
     5.25%, 4/1/14 (FGIC Insured)                         4,540        4,581

  Commuter Fac., 5.00%, 7/1/11 (AMBAC Insured)            2,000        2,018

  Transit Fac., 4.75%, 7/1/16 (FSA Insured)               1,750        1,628

  Transportation Fac.
     5.875%, 7/1/27 (MBIA Insured)                        2,300        2,354

Mount Sinai Union Free School Dist., GO
     6.20%, 2/15/17 (AMBAC Insured)                       1,025        1,134

     6.20%, 2/15/18 (AMBAC Insured)                         515          570

Nassau County, GO
     6.50%, 11/1/13
     (Prerefunded 11/1/04!) (FGIC Insured)                1,500        1,660

     7.00%, 3/1/04                                        1,500        1,595

   Sewer Dist., 6.50%, 3/1/03                               620          643

Nassau County IDA
  Hofstra Univ.
     5.00%, 7/1/23 (MBIA Insured)                         2,000        1,854

     6.90%, 1/1/14 (Prerefunded 1/1/05!)                    350          389

     6.90%, 1/1/15 (Prerefunded 1/1/05!)                    375          417

New Rochelle, GO
     6.25%, 3/15/17 (MBIA Insured)                          375          395

     6.25%, 3/15/18 (MBIA Insured)                          400          421

     6.25%, 3/15/19 (MBIA Insured)                          425          446

New York City, GO
     5.75%, 10/15/13                                      1,100        1,148

     5.875%, 3/15/12                                      2,345        2,463

     6.00%, 8/1/12                                        1,000        1,060

     6.25%, 8/1/09                                        1,750        1,894

     7.625%, 2/1/14 (Prerefunded 2/1/02!)                   500          530

     7.75%, 8/15/15                                          35           37

     7.75%, 8/15/15 (Prerefunded 8/15/01!)                   55           57

New York City Health & Hosp., Health Systems Bonds
     5.25%, 2/15/17                                       1,160        1,096

New York City IDA
  American Airlines, 5.40%, 7/1/20 *                 $    1,500   $    1,319

  Brooklyn Navy Yard Cogeneration,
     5.65%, 10/1/28 *                                     2,500        2,281

  Horace Mann School, 4.90%, 7/1/13
  (MBIA Insured)                                          1,320        1,281

  Terminal One Group Assoc., 6.00%, 1/1/19 *              2,500        2,546

  USTA National Tennis Center
     6.375%, 11/15/14 (FSA Insured)                       1,000        1,076

New York City Municipal Water Fin. Auth.
  Water and Sewer
     5.00%, 6/15/17 (FGIC Insured)                        2,000        1,921

     5.375%, 6/15/26 (FSA Insured)                        6,000        5,808

     5.875%, 6/15/26                                      4,000        4,059

     6.00%, 6/15/33                                       1,800        1,869

New York City Transitional Fin. Auth.
     VRDN (Currently 4.15%)                                 600          600

  Future Tax
     5.00%, 5/1/26                                        1,350        1,237

     5.75%, 8/15/19                                       5,000        5,152

     6.00%, 8/15/15 (FGIC Insured)                        1,000        1,070

New York State, GO
     7.125%, 11/15/16
     (Prerefunded 11/15/00!)                                500          513

New York State Environmental Fac., PCR
  New York City Municipal Water, 7.50%, 6/15/12             500          511

  State Water Revolving Fund, 5.75%, 6/15/12              1,000        1,075

New York State Housing Fin. Agency
  Service Contract Obligations
     7.375%, 9/15/21 (Prerefunded 3/15/02!)                 150          160

  State Univ. Construction
     8.00%, 5/1/11 (Escrowed to Maturity)                 1,000        1,231

New York State Local Gov't. Assistance
     VRDN (Currently 4.00%)                               1,000        1,000

     5.00%, 4/1/23                                        3,000        2,746

     6.00%, 4/1/14                                        2,100        2,283

New York State Medical Care Fac. Fin. Agency
     6.125%, 2/15/14 (Prerefunded 2/15/04!)                 110          114

New York State Medical Care Fac. Fin. Agency
  Mental Health Services
     6.375%, 8/15/10 (FGIC Insured)                  $        5   $        5

     6.375%, 8/15/10 (FGIC Insured)
     (Prerefunded 2/15/02!)                                 445          467

  New York Hosp.
     6.50% 8/15/29 (AMBAC Insured)
     (Prerefunded 2/15/05!)                               2,000        2,201

New York State Mortgage Agency
  Homeowner Mortgage
     5.70%, 10/1/17 *                                     2,120        2,136

     5.85%, 10/1/18 *                                     1,185        1,202

     5.95%, 4/1/30 *                                      1,500        1,504

     6.35%, 10/1/30 *                                     2,500        2,612

     6.40%, 4/1/27 *                                        955          990

     7.50%, 4/1/26 *                                      2,695        2,900

New York State Urban Dev.
  Correctional Capital Fac.
     6.00%, 1/1/15 (AMBAC Insured)                        4,000        4,268

     7.00%, 1/1/21 (Prerefunded 1/1/02!)                    500          527

  Sr. Lien, 5.375%, 7/1/22                                7,000        6,845

New York State Thruway Auth.
     5.00%, 4/1/17 (FGIC Insured)                         5,000        4,809

     5.50%, 4/1/18 (FGIC Insured)                         2,000        2,016

Niagara County, GO
  Environmental Infrastructure
     5.25%, 8/15/14 (MBIA Insured)                          435          437

     5.25%, 8/15/15 (MBIA Insured)                          335          334

Niagara Frontier Transportation Airport Auth.
  Greater Buffalo Int'l. Airport
     6.125%, 4/1/14 (AMBAC Insured) *                     1,385        1,446

Nyack Union Free School Dist., GO
     5.25%, 12/15/13 (FGIC Insured)                       1,290        1,321

     5.25%, 12/15/15 (FGIC Insured)                         550          555

Oneida County IDA
  St. Elizabeth Medical Center
     5.50%, 12/1/10                                         500          452

     5.625%, 12/1/09                                      1,000          927

     5.75%, 12/1/19                                       1,600        1,324

Port Auth. of New York and New Jersey
     5.50%, 9/1/12 (MBIA Insured) *                  $      900   $      926

     5.875%, 7/1/11 *                                     1,000        1,049

     5.875%, 9/15/15 (FGIC Insured) *                     2,000        2,082

     6.125%, 6/1/94                                       1,000        1,081

     6.50%, 10/1/01 *                                       400          405

     6.50%, 7/15/19 (FGIC Insured) *                      2,000        2,111

     6.50%, 11/1/26 *                                     1,500        1,533

     6.75%, 10/1/11 *                                     1,000        1,031

     6.75%, 4/15/26 (MBIA Insured) *                        500          511

Suffolk County, 5.25%, GO, 10/15/14
  (FGIC Insured)                                          1,240        1,253

Suffolk County IDA, Jeffersons Ferry,
     7.20%, 11/1/19                                       2,000        2,001

Suffolk County Judicial Fac., John P. Cohalan Complex
     5.75%, 4/15/14 (AMBAC Insured)                       4,510        4,770

Syracuse IDA, St. Joseph's Hosp. Health Center
     7.50%, 6/1/18 (Prerefunded 6/1/01!)                  1,000        1,042

Tompkins County IDA, Cornell Univ.,
     5.75%, 7/1/30                                        2,000        2,039

Triborough Bridge and Tunnel Auth.,
     5.00%, 1/1/20                                        2,060        1,957

United Nations Dev.
     5.30%, 7/1/11                                          910          910

     5.40%, 7/1/14                                          865          863

Westchester County IDA
  Hebrew Hosp., 7.375%, 7/1/30                            1,250        1,258

  Wheelabrator
     5.50%, 7/1/09 *                                        370          342

     6.00%, 7/1/08 (AMBAC Insured) *                      2,000        2,144

Yonkers IDA, Civic Fac., St. Joseph Hosp.,
     6.20%, 3/1/20                                        1,000          872

Total New York (Cost $180,134)                                       187,213


PUERTO RICO  1.2%

Puerto Rico Commonwealth
  Highway and Transportation Auth.
     5.00%, 7/1/36                                        1,000          914

     6.375%, 7/1/08 (FSA Insured)                         1,000        1,047

Puerto Rico Commonwealth Infrastructure Fin. Auth.
  Special Tax, 7.75%, 7/1/08                                340          341

Total Puerto Rico (Cost $2,191)                                        2,302

Total Investments in Securities

98.7% of Net Assets (Cost $182,325)                               $  189,515

Futures Contracts
In thousands

                                       Contract  Unrealized
                           Expiration  Value     Gain (Loss)
                           ----------  --------- -----------

Short, 20 Bond Buyer
40 Muni Index contracts
$15,000 par of 6.5%
Nassau County, GO
bonds pledged as
initial margin             9/00        $ (1,998)  $      (31)

Net payments (receipts)
of variation
margin to date                                            21

Variation margin receivable
(payable) on open futures contracts                                      (10)

Other Assets Less Liabilities                                          2,420


NET ASSETS                                                        $  191,925
                                                                  ----------

Net Assets Consist of:

Accumulated net investment income -
net of distributions                                              $       10

Accumulated net realized gain/loss -
net of distributions                                                  (6,827)

Net unrealized gain (loss)                                             7,159

Paid-in-capital applicable to 17,998,564 no
par value shares of beneficial interest outstanding;
unlimited number of shares authorized                                191,583

NET ASSETS                                                        $  191,925
                                                                  ----------

NET ASSET VALUE PER SHARE                                         $    10.66
                                                                  ----------

    *  Interest subject to alternative minimum tax
    !  Used in determining portfolio maturity
AMBAC  AMBAC Indemnity Corp.
 FGIC  Financial Guaranty Insurance Company
  FSA  Financial Security Assurance Corp.
   GO  General Obligation
  IDA  Industrial Development Authority
 MBIA  Municipal Bond Investors Assurance Corp.
  PCR  Pollution Control Revenue
 VRDN  Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.


T. Rowe Price New York Tax-Free Funds
--------------------------------------------------------------------------------
Unaudited

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                     Money Fund    Bond Fund

                                                       6 Months     6 Months
                                                          Ended        Ended
                                                        8/31/00      8/31/00

Investment Income (Loss)

Interest income                                      $    2,341   $    5,308

Expenses
  Investment management                                     214          389
  Custody and accounting                                     44           49
  Shareholder servicing                                      39           64
  Legal and audit                                             7            7
  Prospectus and shareholder reports                          5           12
  Registration                                                3            2
  Trustees                                                    3            3
  Miscellaneous                                               6            2

  Total expenses                                            321          528
  Expenses paid indirectly                                   (1)          (1)

  Net expenses                                              320          527

Net investment income (loss)                              2,021        4,781

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                                               --           (490)
  Futures                                                  --              2

  Net realized gain (loss)                                 --           (488)

Change in net unrealized gain or loss
  Securities                                               --          8,814
  Futures                                                  --            (31)

  Change in net unrealized gain or loss                    --          8,783

Net realized and unrealized gain (loss)                    --          8,295

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                               $    2,021   $   13,076
                                                     -----------------------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price New York Tax-Free Funds
--------------------------------------------------------------------------------
Unaudited

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                        Money Fund                 Bond Fund

                             6 Months         Year     6 Months         Year
                                Ended        Ended        Ended        Ended
                              8/31/00      2/29/00      8/31/00      2/29/00

Increase (Decrease) in Net Assets

Operations
  Net investment
  income (loss)              $  2,021     $  2,981     $  4,781     $ 10,140
  Net realized gain (loss)       --           --           (488)      (6,145)
  Change in net unrealized
  gain or loss                   --           --          8,783      (14,035)

  Increase (decrease) in
  net assets from operations    2,021        2,981       13,076      (10,040)

Distributions to shareholders
  Net investment income        (2,021)      (2,981)      (4,781)     (10,140)
  Net realized gain              --           --           --           (198)

  Decrease in net assets
  from distributions           (2,021)      (2,981)      (4,781)     (10,338)

Capital share transactions *
  Shares sold                  39,164       84,976       14,368       49,752
  Distributions
  reinvested                    1,956        2,890        3,635        8,112
  Shares redeemed             (41,028)     (79,461)     (14,616)     (73,253)

  Increase (decrease) in
  net assets from capital
  share transactions               92        8,405        3,387      (15,389)

Net Assets

Increase (decrease)
during period                      92        8,405       11,682      (35,767)

Beginning of period           114,524      106,119      180,243      216,010

End of period                $114,616     $114,524     $191,925     $180,243
                             -----------------------------------------------

*Share information
  Shares sold                  39,164       84,976        1,385        4,624
  Distributions reinvested      1,956        2,890                    349767
  Shares redeemed             (41,028)     (79,461)      (1,405)      (6,964)

  Increase (decrease)
  in shares outstanding            92        8,405          329       (1,573)

The accompanying notes are an integral part of these financial statements.


T. Rowe Price New York Tax-Free Funds
--------------------------------------------------------------------------------
Unaudited                                                        August 31, 2000

Notes to Financial Statements

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price State Tax-Free Income Trust (the trust) is registered under the Investment Company Act of 1940. The New York Tax-Free Money Fund (the Money Fund) and the New York Tax-Free Bond Fund (the Bond Fund), nondiversified, open-end management investment companies, are two of the portfolios established by the trust and commenced operations on August 28, 1986. The Money Fund seeks preservation of capital, liquidity and, consistent with these objectives, the highest level of income exempt from federal, New York state, and New York city income taxes by investing primarily in high-quality New York municipal securities. The Bond Fund seeks to provide, consistent with prudent portfolio management, the highest level of income exempt from federal, New York state, and New York city income taxes by investing primarily in investment-grade New York municipal bonds.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation -- Debt securities are generally traded in the over-the-counter market. Except for securities held by the Money Fund, investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities held by the Money Fund are valued at amortized cost, which approximates fair value. For the Bond Fund, financial futures contracts are valued at closing settlement prices.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of that fund, as authorized by the Board of Trustees.

     Premiums and Discounts -- Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

     Other -- Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by each fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce each fund's custody charges. Payments (variation margin) made or received by the Fund to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unrealized gains and losses on futures contracts are included in change in net unrealized gain or loss in the accompanying financial statements.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities for the Bond Fund, other than short-term securities, aggregated $32,961,000 and $31,561,000, respectively, for the six months ending August 31, 2000.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute all of its income. As of February 29, 2000, the Money and Bond Funds had capital loss carryforwards for federal income tax purposes of $2,000, all of which expires in 2005, and $3,767,000, all of which expires in 2008, respectively. The Money and Bond Funds intend to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     At August 31, 2000, the costs of investments for the Money and Bond Funds for federal income tax purposes was substantially the same as for financial reporting and totaled $111,656,000 and $182,325,000, respectively. For the Money Fund, amortized cost is equivalent to value. For the Bond Fund, net unrealized gain aggregated $7,190,000, of which $8,423,000 related to appreciated investments and $1,233,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between each fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $35,000 and $67,000 were payable at August 31, 2000 by the Money and Bond Funds, respectively. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.10% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or T. Rowe Price International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At August 31, 2000, and for the six months then ended, the effective annual group fee rate was 0.32%. Each fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement, the manager is required to bear any expenses through February 28, 2001, which would cause the Money Fund's ratio of total expenses to average net assets to exceed 0.55%. Pursuant to this agreement, $29,000 of management fees were not accrued by the Money Fund for the six months ended August 31, 2000, and $70,000 remains unaccrued from a prior period. Additionally, $177,000 of unaccrued fees and expenses related to a previous expense limitation are subject to reimbursement through February 28, 2001. Subject to shareholder approval, the Money Fund may reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the Money Fund's ratio of total expenses to average net assets to exceed 0.55%.

     In addition, each fund has entered into agreements with the manager and a wholly owned subsidiary of the manager, pursuant to which each fund receives certain other services. The manager computes the daily share price and maintains the financial records of each fund. T. Rowe Price Services, Inc. is each fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the funds. The Money and Bond Funds incurred expenses pursuant to these related party agreements totaling approximately $64,000 and $81,000, respectively, for the six months ended August 31, 2000, of which $13,000 and $18,000, respectively, were payable at period-end.


T. Rowe Price New York Tax-Free Funds
For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access  1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

For the hearing impaired, call:
1-800-367-0763

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Walk-In Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site.

Baltimore Area
Downtown - new address
105 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Colorado Springs
4410 ArrowsWest Drive

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square


T. Rowe Price Invest with Confidence (registered trademark)

T. Rowe Price Investment Services, Inc., Distributor.         C04-051 8/31/00